Property Lease
OF
GAS AND OIL TECHNOLOGIES, INC.

This Property Lease Agreement ("Agreement") is entered into as of the __________________ between Gas and Oil Technologies, Inc., ("Tenant") and Turnbey Property Management, ("Management").

General

The Management manages the premises known as 21280-21230 Erwin Street, Woodland Hills, CA 91367

The Tenant desires to rent the premises from the Management.

In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

Agreement

1. Term. The term shall commence at __________________, and continue for a fixed term until ___________________, and thereafter on a month-to-month basis until either party shall terminate this contract pursuant to Section 28.

2. Rent. Tenant shall pay the minimum monthly rental of $24,400 (dollars) due in and payable on the first day of each and every month that occupancy is held. The Rent shall be paid to the Management or his authorized agent at the Management's current address or any other place designated by the Management. First month's rent is due prior to commencement of occupancy. In the event rent is not paid within 5 (Days) of the due date, Tenant agrees to pay a late charge of $________. The Management and the Tenant agree that the charge is presumed to be the damages sustained because of the Tenant s late payment of rent, and that it is extremely difficult to fix the actual damages. The late charge period is not a grace period, and the Management is entitled to make written demand for any rent unpaid on the second day after the due date.

3. Extra Storage Space. No additional storage space outside of premises is authorized, permitted, or provided unless herein specified:

5. Security Deposit. The Tenant shall pay $_________ in advance as a security deposit, prior to commencement of occupancy of premises, which shall insure the performance of the Tenant's obligations. The Tenant may not apply the security deposit, nor any portion of it to the last month's rent. The Management may, but is not obligated to, apply all portions of the deposit on account of the Tenant s rent or other obligations. If charges made upon termination of tenancy exceed the remaining security deposit held by the Management, the Tenant shall remain liable to the Management for these excess charges. If any portion of the security deposit is applied by the Management to any obligations of the Tenant at any time during the tenancy, the Tenant shall be liable, upon ________ (Days) written notice, to reinstate the full amount of the security deposit.

6. Payment by Check. If payment of rent is made by a check that is dishonored by the bank for any reason, the Tenant, in addition to late charges (if applicable), agrees to pay $__________ for each dishonored check, and subsequent rent payments, at the Management's option, shall be in a guaranteed form of payment.

7. Utilities. The Tenant shall pay for all the utilities and services for the premises except for the following utilities and services that shall be paid for by the Management______________ (List all utilities paid for by Management.) The Tenant agrees to pay for the cost of excessive use of water. Notwithstanding anything to the contrary, the Tenant shall pay the disposal cost of the Tenant's bulky, hazardous, or unusual refuse (including, but not limited to, discarded furniture, old carpets, cardboard cartons, solvents, paints, and old appliances).

8. Furnishings , Appliances and Floors. The Management shall provide the following furnishings and appliances: ___________ (i.e., Stove, refrigerator.) The Tenant acknowledges that any appliances and furnishings on the premises are in good condition and repair. The Tenant agrees to replace burned-out light bulbs, fluorescent tubes, and batteries of any smoke / fire detector(s) on the premises at the Tenant's expense, and to cover all hardwood floors on the premises with room sized rugs at the Tenant's expense.

9. Waterbeds. Waterbeds and / or liquid filled furniture on the premises are prohibited unless the Management consents in writing.

10. Installations and Other Objects. The Tenant shall not install nor operate any washing machines, clothes dryers, automatic dishwashers, deep-freeze units (or other such appliances), pianos, organs, or outside antennae on the premises without the Management's prior written consent. No plants, planters, or plant boxes may be placed on the floors, window ledges, or fire escapes. Bicycles and motor-driven cycles are not permitted on the premises, except in the following, and only the following, areas specifically designated for such: __________ (Designate area).

11. Occupants. Any persons staying more than 14 consecutive days or more than 30 days in any calendar year shall be considered Subtenants of the Tenant. The Tenant must inform the Management in writing of the presence of any subtenants within 30 days upon the occupancy of the premises of any such Subtenants. The premises may not be occupied by more than the maximum number of persons permitted by law.

12. Assignment and Subletting

12.1 The Tenant shall not assign any portion of this Agreement. Notwithstanding the provisions of Section 11 above, the Tenant may only Sublet under this Agreement providing the following conditions are met:

12.2 The total number of occupants does not exceed the number permitted by law.

12.3 The Management is informed in writing prior to the Subletting and written consent to the Subletting is requested by the Tenant.

12.4 Every prospective Sublettee completes and signs the Management's Rental Application Form, and delivers the completed and signed form to the Management.

12.5 The Management gives written consent to the Subletting.

13. Physical Possession. If the Management is unable to deliver possession of the premises at the time agreed upon, the Management shall not be liable for any damage caused by that, nor shall this Agreement be void or voidable, but the Tenant shall not be liable for any rent until possession is delivered.

14. Individual Liability. Each Tenant shall be jointly and severally responsible for the full amount of the rent or other obligations under this Agreement.

15. Maintenance Repairs. The Tenant shall at the Tenant s expense and at all times maintain the premises and furnishings and appliances, if any, in a clean and good condition and shall surrender the same upon termination of this Agreement in as good condition as received (excepting normal wear and tear). The Tenant understands that the Tenant shall be responsible for repair of all damage including, but not limited to, walls, ceilings, doors, windows and coverings, glazing, floors and coverings, appliances, and plumbing (including stoppage) in and / or about the premises caused by the Tenant or the Tenant's guests.

16. Alterations. The Tenant shall not redecorate, paint, refinish floors, or otherwise alter the premises in any way without the prior written consent the Management. The Tenant shall not apply adhesive paper to any cabinets, walls, or doors on the premises, nor hang any plants, planters or lighting fixtures from the ceilings or walls of the premises. Nor shall the Tenant tack, nail, or glue any coverings to the floors.

17. Locks. The Tenant shall not change any lock or place additional locking devices upon any door or window of the premises without the prior written permission of the Management. In the event of any installation by the Tenant of a lock or locking device, the Tenant shall provide the Management with a key to any lock or locking device installed by the Tenant upon the premises within ___________(Hours) of any such installation.

18. Keys. Keys to the premises are the exclusive property of the Management. The Tenant shall not consign any keys to the premises to any other person without the Management's written consent. The Management's consent will not be unreasonably withheld. There shall be a minimum charge of $[x] for replacement of each lost key. In the event that any keys to the premises are lost or stolen, the Tenant shall be liable for the entire cost of all key and lock replacement, at the Management s discretion, as required for the security of the premises and building.

19. Roof. Use of the roof by the Tenant and guests is not permitted. Nor shall the Tenant or guests place any personal property (including planters, decking, chairs, tables) on the roof or any portion without the Management's prior written consent.

20. Pets. No pets, dogs, cats, birds, or other animals are allowed on or about the premises, excepting guide, service or signal dogs pursuant to state law. The Tenant shall not keep or otherwise harbor any animals. Despite the previous, the Tenant may keep the following, and only the following, specific, individual pets on the premises. ________ (Specify.) Pet(s) listed above shall be confined to the following areas: ___________ (Specify the area.)

21. Indemnification. The Management shall not be liable for any damages or injury to the Tenant, or any other person, or to any property, occurring on the premises or any part, or in common areas, unless such damage is the proximate result of the negligence or unlawful act of the Management, his agents, or his employees. The Tenant agrees to hold the Management harmless from any claims for damages, no matter how caused, except for injury or damages for which the Management is legally responsible.

22. Entry and Inspection. The Management shall have the right to enter the premises pursuant to state law: (1) In case of emergency, without prior notice. (2) To make necessary repairs, alterations, improvements, supply necessary or agreed services, exhibit the premises to prospective or actual purchasers, mortgagees, tenants, workmen, insurance agents, or contractors. (3) When Tenant has abandoned or surrendered the premises. Except under (1) and (3), entry may be made only during normal business hours and with a minimum of 24 hour notice.

23. Use. The premises are to be used exclusively for Property purposes only. No retail or other commercial use of premises is permitted.

24. Conduct. The Tenant shall not violate any City, State, or Federal Law in or about the premises, and the Tenant agrees to comply. There shall be no disturbing the peace or acts creating a nuisance or loud or unusual noises or intoxication in or about the premises at any time; no musical instruments shall be played between 10:00 p.m. and 10:00 a.m. on any day. Smoking or loud talking is not permitted at any time in the hallways. The Tenant agrees to keep the use of radio, television, and other electrically amplified audio equipment controlled so as not to disturb any other Tenant. The Tenant agrees to keep the premises safe and free of all perilous conditions. Furthermore, the Tenant agrees not to commit or permit in or about the premises any waste or to interfere with the quiet and peaceful enjoyment of other occupants of the premises. Any breach of these or any other conditions and covenants in this shall, at the Management s option, terminate tenancy as provided in Section 28 of this Agreement.

25. Damages to Premises. If the premises are so damaged by fire, flood, or from any other cause so as to render them untenantable, then either party shall have the right to terminate this Lease as of the date on which such damage occurs, through written notice to the other party, to be given within __________ (Days) after occurrence of such damage; except that should such damage or destruction occur as the result of the conduct or negligence of the Tenant, or the Tenant's guests then only the Management shall have the right to termination. Should this right be exercised by either party, then the rent for the current month shall be prorated between the parties as of the date of occurrence of the damage and any prepaid rent shall be refunded to the Tenant.

26. Moving. The Tenant shall hire a licensed moving company, at the Tenant s expense, to move the Tenant's large and / or heavy furnishings or appliances into or out of the building unless specified to the contrary. The Tenant shall notify the Management [x] (Hours) in advance of any moving of the Tenant's large and / or heavy furnishings or appliances into or out of the premises.

(Note: If the arithmetic sum of the overall length, width, and height of any single furnishing or appliance weighing in excess of 15 pounds. is a number greater than 72 inches, it shall be defined herein as "large." If the weight of any single furnishing or appliance is in excess of 50 pounds, it shall be defined herein as "heavy.")

27. Holdover. If this contract is for a fixed term, any holding over by the Tenant at the expiration of the fixed term shall create a month-to-month tenancy subject to all the terms and conditions of this contract.

28. Termination of Tenancy. Upon expiration of the Term set forth in Section 1, either the Management or the Tenant may terminate this contract by giving at least ________ (Day) written notice to the other party provided, however, that if the premises are subject to the Rent Control Ordinance at the time of termination, then the Management's right to terminate shall only be pursuant to the Rent Control Ordinance.

On termination, the Tenant shall: (1) completely vacate the premises and any parking or storage areas used by the Tenant: (2) deliver all keys, furnishings, if any, and premises to the Management in the same condition as received, excepting normal wear and tear; and (3) give written notice of the Tenant's forwarding address.

29. Waiver, Amendment, Modification. No waiver, amendment or modification of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance on the part of the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement shall constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, which waiver shall be effective only with respect to the specific obligation described. The acceptance of rent by the Management shall not waive his right to enforce any term of this Agreement. Time is of the essence.

30. Cumulative Rights. Any specific right or remedy provided in this Agreement shall not be exclusive but shall be cumulative upon all other rights and remedies set forth in this Agreement and allowed under applicable law.

31. Governing Law. This Agreement shall be governed by the laws of the State of California applicable to Agreements made and fully performed in California.

32. Entire Agreement. The parties acknowledge that this Agreement expresses their entire understanding and Agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior Agreements or contracts, whether written or oral, entered into between the Management and the Tenant with respect to the matters expressly set forth in this Agreement.

33. Counterparts. This Agreement may be executed in multiple counterparts, any one of which will be deemed an original, but all of which shall constitute one and the same instrument.

34. Attorney Fees. In the event that either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party shall be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

35. Compliance With Law. Both parties agree to comply with all applicable federal, state, and local laws and regulations in performing their duties.

36. Severability. In the event that any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder shall remain valid and enforceable according to its terms. Without limiting the previous, it is expressly understood and agreed that each and every provision of this Agreement that provides for a limitation of liability, disclaimer of warranties, or exclusion of damages is intended by the parties to be severable and independent of any other provision and to be enforced as such. Further, it is expressly understood and agreed that in the event any remedy under this Agreement is determined to have failed of its essential purpose, all other limitations of liability and exclusion of damages set forth herein shall remain in full force and effect.

37. Notices. All notices, demands or consents required or permitted under this Agreement shall be in writing and shall be delivered or mailed certified with return receipt requested to the respective parties at the addresses set forth above or at some other address as such party shall specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement shall be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt. The service of any notice on one Tenant shall be a service of all occupants.

Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in construing it.

We have carefully reviewed this contract and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above. The Tenant(s) hereby acknowledge(s) receiving a copy of this Agreement.

Tenant(s):

___________________________________________ Date:__________________

Signature

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Name

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Signature

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Name

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Signature

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Name

Management or Agent

___________________________________________ Date:__________________

Signature

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By

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